J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan ActiveBuilders Emerging Markets Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 18, 2023

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2021	Managing Director
Joyce Weng*	2021	Executive Director
Harold Yu	2022	Executive Director

*	Ms. Weng is currently on parental leave.

In addition, the “The Fund’s Management and Administration — The Portfolio Managers — ActiveBuilders Emerging Markets Equity ETF” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio management team for the Fund is comprised of Anuj Arora, Joyce Weng, and Harold Yu. As part of that responsibility, Mr. Arora, Ms. Weng, and Mr. Yu establish and monitor the strategy allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the portfolio managers. Ms. Weng is currently on parental leave. Mr. Arora, a Managing Director and employee since 2006, is a portfolio manager for the Fund, and has been a portfolio manager of the Fund since inception. Ms. Weng, an Executive Director, CFA charterholder and an employee since 2010, is a portfolio manager for the Fund and has been a portfolio manager of the Fund since inception. Mr. Yu, an Executive Director, CFA charterholder and an employee since 2014, has been a portfolio manager of the Fund since March 2022. He has also been a product analyst within the adviser’s Emerging Markets and Asia Pacific Equities team since 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-ABEMEETF-823